Exhibit 10.33

CONSENT

CONSENT dated as of December 7, 2006 under the 364-Day Credit Agreement dated as of March 31, 2006 (the “Credit Agreement”) between International Paper Company, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. Terms are used herein as defined in the Credit Agreement.

The Company has requested that the Lenders consent to the replacement of Schedule II to the Credit Agreement to correct an inadvertent omission therein. By their signatures below, the Lenders hereby so consent to the replacement of said Schedule II in the form annexed hereto.

This Consent shall become effective upon execution hereof by the Company and Lenders constituting the Required Lenders under the Credit Agreement. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Consent may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Consent by signing any such counterpart. This Consent shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed by their respective authorized officers as of the day and year first above written.

INTERNATIONAL PAPER COMPANY

/s/ Errol Harris
Name: Errol Harris
Title: Vice President, Treasurer

Consent under 364-Day Credit Agreement

LENDERS

JPMORGAN CHASE BANK, N.A.,		CITIBANK, N.A.

By:	/s/ Peter S. Predum	By:	/s/ Jeffrey Stern
	Name: Peter S. Predum		Name: Jeffrey Stern
	Title: Vice President		Title: Vice President

BNP PARIBAS		BANK OF AMERICA, N.A.

By:	/s/ Nuala Marley	By:	/s/ Michael L. Letson, Jr
	Name: Nuala Marley		Name: Michael L. Letson, Jr.
	Title: Managing Director		Title: Vice President

By:	/s/ W. Kaplan
Name: W. Kaplan
Title: M. D.

DEUTSCHE BANK AG		CREDIT SUISSE, CAYMAN ISLAND BRANCH

By:	/s/ Frederick W. Laird	By:
	Name: Frederick W. Laird		Name:
	Title: Managing Director		Title:

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

WILLIAM STREET CAPITAL CORPORATION		UBS LOAN FINANCE LLC

By:	/s/ Mark Walton	By:	/s/ Richard L. Tavrow
	Name: Mark Walton		Name: Richard L. Tavrow
	Title: Assistant Vice President		Title: Director

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

Consent under 364-Day Credit Agreement

ABN AMRO BANK N.V.		THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Alexander M. Blodi	By:	/s/ Karen Ossolinski
	Name: Alexander M. Blodi		Name: Karen Ossolinski
	Title: Managing Director		Title: Authorized Signatory

By:	/s/ Nick Zorin
Name: Nick Zorin
Title: Assistant Vice President

THE ROYAL BANK OF SCOTLAND		BARCLAYS BANK PLC

By:		By:	/s/ David Barton
	Name:		Name: David Barton
	Title:		Title: Associate

THE BANK OF NEW YORK		MIZUHO CORPORATE BANK, LTD.

By:	/s/ J. David Parker, Jr	By:	/s/ Raymond Ventura
	Name: J. David Parker, Jr.		Name: Raymond Ventura
	Title: Vice President		Title: Deputy General Manager

MORGAN STANLEY BANK		PNC BANK, NATIONAL ASSOCIATION

By:		By:	/s/ Timothy J. Hornickle
	Name:		Name: Timothy J. Hornickle
	Title:		Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION		SUNTRUST BANK

By:	/s/ Shigeru Tsuru	By:	/s/ Stacy M. Lewis
	Name: Shigeru Tsuru		Name: Stacy M. Lewis
	Title: Joint General Manager		Title: Vice President

Consent under 364-Day Credit Agreement

WACHOVIA BANK, NATIONAL ASSOCIATION		FORTIS CAPITAL CORPORATION

By:	/s/ Robert G. McGill, Jr.	By:
	Name: Robert G. McGill, Jr.		Name:
	Title: Director		Title:

SOCIETE GENERALE		THE BANK OF NOVA SCOTIA

By:	/s/ Nigel Elvey	By:
	Name: Nigel Elvey		Name:
	Title: Vice President		Title:

MELLON BANK		SANPAOLO-IMI S.P.A.

By:	/s/ Mary E. Pohl	By:	/s/ Luca Sacchi
	Name: Mary E. Pohl		Name: Lucca Sacchi
	Title: Relationship Manager		Title: VP

		By:	/s/ D. Mara Lowensta
Name: D. Mara Lowensta
Title: General Counsel VP

STATE STREET BANK & TRUST COMPANY		THE NORTHERN TRUST COMPANY

By:	/s/ Janet B. Molin	By:	/s/ Lisa Mcdermott
	Name: Janet B. Molin		Name: Lisa McDermott
	Title: VP		Title: VP

Consent under 364-Day Credit Agreement

SCHEDULE II

Material Agreements

List of all debt instruments or facilities of International Paper Company and its subsidiaries with outstanding balance or commitments of at least $150,000,000 as of December 31, 2005.

Issue	Principal Amount
7 5/8% Note Due 2007	198,000,000
6 7/8% Note Due 2029	155,535,000
6 7/8% Note Due 2023	200,000,000
6 3/4% Note Due 2011	818,536,000
7.35% Debentures Due 2025	174,995,000
6.4% Debentures Due 2026	200,000,000
7.2% Debentures Due 2026	200,000,000
5.85% Note Due 2012	966,640,000
5.3% Note Due 2015	542,467,000
5.5% Note Due 2014	403,030,000
5.25% Note Due 2016	352,895,000
5 3/8% Euro Note Due 2006	296,101,042
3.8% Note Due 2008	294,190,000
4.25% Note Due 2009	425,365,000
4.0% Note Due 2010	433,175,000
Zero Coupon Convertible Note Due 2021	1,184,665,230
Floating Note Due 2010	350,000,000
Floating Note Due 2007	499,362,311

Subsidiaries	Principal Amount
IP Investment France Euro Floating Note Due 2009	592,452,159
IP Investments (Luxembourg) S.a.r.l. Floating Note Due 2010	700,000,000

Bank Facility	Outstanding
$750,000,000 R/C Facility Due 2006	—
$1,250,000,000 R/C Facility Due 2009	—
$1,200,000,000 CP Financing Due 2007	—

Schedule II to 364-Day Credit Agreement